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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN

1.  PURPOSE
    _______
    The purpose of this 1993 Stock Option Plan (the "Plan") is to advance the interests of LightStream Corporation (the "Company") by enhancing the ability of the Company and its parent and subsidiaries to attract and retain able employees, consultants or advisors to the Company; to reward such individuals for their contributions; and to encourage such individuals to take into account the long-term interests of the Company through interests in shares of the Company's common stock, $.01 par value (the "Stock"). Any employee, consultant, or advisor selected to receive an award under the Plan is referred to as a "participant".

    Options granted pursuant to the Plan may be incentive stock options as defined in section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

2.  ADMINISTRATION
    ______________
    The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan: (a) to grant awards consisting of options or stock appreciation rights ("SARs"), or both, to such participants as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award; (c) to determine which options are, and which options are not, intended to be incentive options; (d) to determine the terms and conditions of each award;
(e) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (f) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 8, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by the participant under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is cancelled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 4(c) and Section 6(j).
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

    The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references (as appropriate) to the Board hereunder shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members. On and after registration of the Stock under the Securities Exchange Act of 1934 (the "1934 Act"), the Board shall delegate the power to select directors and officers to receive awards under the Plan and the timing, pricing, and amount of such awards to a Committee, all members of which shall be disinterested persons within the meaning of Rule 16b-3 under the 1934 Act and "outside directors" within the meaning of section 162(m)(4)(c)(i) of the Code.

3.  EFFECTIVE DATE AND TERM OF PLAN
    _______________________________
    The Plan shall become effective on the date on which it is approved by the shareholders of the Company. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by the shareholders.

    No awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

4.  SHARES SUBJECT TO THE PLAN
    __________________________
    (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of award granted under the Plan shall be 1,300,000. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants within the limits set forth in this
Section 4(a).

    (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

    (c) Changes in Stock. In the event of a stock dividend, stock split, or combination of shares, recapitalization, or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares or securities that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.

    The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards, to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except as described in Section 6(j)), acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an incentive option, without the consent of the participant, if it would constitute a modification, extension, or renewal of the option within the meaning of section 424(h) of the Code.

5.  ELIGIBILITY FOR AWARDS
    ______________________
    Persons eligible to receive awards under the Plan shall be those employees of the Company, its parent, or subsidiaries, or consultants, or advisors to any of them, who in the opinion of the Board are in a position to make a contribution to the Company. Participants shall be selected by the Board. A parent for purposes of the Plan shall be a corporation which owns, directly or indirectly, 50% or more of the total combined voting power of all classes of the Company's stock. A subsidiary for purposes of the Plan shall be (i) a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock, or (ii) a corporation in which the Company's parent owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. The Board may grant awards covering up to the entire number of shares available for issuance under the Plan (as determined under Section 4(a)) to any one participant or to several participants, in the sole discretion of the Board.

    Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options.
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

6.  TERMS AND CONDITIONS OF OPTIONS AND SARs

    (a) Exercise Price of Options. The exercise price of each option shall be determined by the Board but in the case of an incentive option shall not be less than 100% (110%, in the case of an incentive option granted to a ten-percent shareholder) of the fair market value of the Stock at the time the option is granted; nor shall the exercise price be less, in the case of an original issue of authorized stock, than par value. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code and the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any participant who at the time of grant owns directly, or by reason of the attribution rules set forth in section 424(d) of the Code is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

    (b) Duration of Options. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (a) above) from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

    (c)  Exercise of Options.

    (1) An option shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

    (2) Any exercise of an option shall be in writing, signed by the proper person and furnished to the Company, accompanied by (i) such documents, representations, agreements, and certifications as may be required by the Board and (ii) payment in full as specified below in
Section 6(d) for the number of shares for which the option is exercised.

    (3) In the case of an option that is not an incentive option, the Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock owned by such individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

    In the case of an incentive option, the Board may require as a condition of exercise that the participant exercising the option agree to inform the Company promptly of any disposition (within the meaning of section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise. In addition, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the participant exercising the option agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

    (4) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

    (d) Payment for Stock. Stock purchased upon exercise of an option under the Plan shall be paid for as follows: (i) in cash, check acceptable to the Company (determined in accordance with such guidelines as the Board may prescribe), or money order payable to the order of the Company, or (ii) if so permitted by the Board (which, in the case of an incentive option, shall specify such method of payment at the time of grant), (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months unless the Board specifies a shorter period) having a fair market value on the date of exercise equal to the purchase price, or (B) by delivery of a promissory note of the participant to the Company, such note to be payable
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

on such terms as are specified by the Board, or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the person exercising the option.

    (e) Stock Appreciation Rights. The Board in its discretion may grant SARs either in tandem with or independent of options awarded under the Plan. Except as hereinafter provided, each SAR will entitle the participant to receive upon exercise, with respect to each share of Stock to which the SAR relates, the excess of (i) the share's value on the date of exercise, over (ii) the share's fair market value on the date it was granted. For purposes of clause (i), "value" shall mean fair market value; provided, that the Board may adjust such value to take into account dividends on the Stock and may also grant SARs that provide, in such limited circumstances following a change in control of the Company (as determined by the Board) as the Board may specify, that "value" for purposes of clause (i) is to be determined by reference to an average value for the Stock during a period immediately preceding the change in control, all as determined by the Board. The amount payable to a participant upon exercise of an SAR shall be paid either in cash or in shares of Stock, as the Board determines. Each SAR shall be exercisable during such period or periods and on such terms as the Board may specify. No SAR shall be exercisable after the date which is ten years from the date of grant.

    (f) Delivery of Stock. A participant shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by such participant under the Plan.

         The Company shall not be obligated to deliver any shares of Stock
(i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

    (g) Nontransferability of Awards. No award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by him or her.

    (h) Death. Except as otherwise provided in an award, if a participant dies, each award held by the participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by his executor or administrator, or by the person or persons to whom the award is transferred by will or the applicable laws of descent and distribution, at any time within the period ending (i) 180 days after the participant's death (in the event the participant's employment or other service relationship with the Company shall terminate by reason of death), or (ii) 120 days after the participant's death (in the event the participant dies within the 60-day period following termination of the participant's employment or other service relationship with the Company), or such longer period as the Committee may determine. In no event shall an award be exercised beyond the Final Exercise Date. Except as otherwise provided in an award, all awards held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

    (i) Other Termination of Service. Except as otherwise provided in an award, if a participant's employment or other service relationship with the Company terminates for any reason other than death, all awards held by the participant shall terminate to the extent not exercisable immediately prior to such event. To the extent exercisable immediately prior to termination of employment or other service relationship, the award shall continue to be exercisable thereafter for a period of 60 days (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date), unless the participant's employment or other service relationship is terminated for "cause" as a result of the participant's misconduct which, in the judgment of the Board, casts discredit on him or her, or is otherwise harmful to the business, interests, or reputation of the Company, its parent, or a subsidiary, in which case all awards shall terminate immediately. The Board may in any award provide for post-termination exercise provisions different from those expressly set forth in the preceding two sentences or in (h) above, including without limitation terms allowing a later exercise by a former employee, consultant, or advisor (or, in the case of a former employee, consultant, or advisor who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination or employment or other service relationship, but in no case may an award be exercised after the Final Exercise Date. Except as otherwise provided in an award, after completion of that 60-day or longer period, such awards shall terminate to the extent not previously exercised, expired, or terminated. For purposes of this Plan,
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

the service relationship shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the participant's right to reemployment or continued service is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment or service relationship between the Company and a subsidiary or parent, or between subsidiaries of the Company or parent (provided the participant's direct or indirect service to the Company continues), or to the service of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an award in a transaction to which section 424(a) of the Code applies.

    (j) Mergers, etc. In the event of any merger, consolidation, dissolution, or liquidation of the Company, the Board in its sole discretion may, as to any outstanding awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such awards as it may determine, or accelerate, amend, or terminate such awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any award, shall require payment or other consideration which the Board deems equitable in the circumstances).

        The Board may grant awards under the Plan in substitution for awards held by employees, consultants, or advisors of another corporation who concurrently become employees, consultants, or advisors of the Company, its parent, or a subsidiary as the result of a merger or consolidation of that corporation with the Company, its parent, or a subsidiary, or as the result of the acquisition by the Company, its parent, or a subsidiary of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances.

    (k) Cancellation of Awards. The Board may provide in any award that the award shall be cancelled or rescinded and any associated shares forfeited, and the participant shall be obligated to pay to the Company any gain received upon exercise, in the event that the participant competes with the Company, discloses confidential information of the Company, or otherwise is not in compliance with applicable provisions of any award, in each case on such terms and conditions as the Board considers appropriate in the circumstances.
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                               EXHIBIT 10.14
                          LIGHTSTREAM CORPORATION
                          1993 STOCK OPTION PLAN
                                (continued)

7.  EMPLOYMENT RIGHTS
    _________________
    Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee of, or consultant or advisor to, the Company, its parent, or any subsidiary of either or affect in any way the right of the Company, its parent, or a subsidiary of either to terminate the participant's relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company, its parent, or a subsidiary of either to the participant by contract or otherwise.

8.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, AND TERMINATION
    ________________________________________________________________
    Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued, and shall in no way affect the Company's right to operate its business at its sole discretion.

    The exercise of certain awards granted under the Plan may be made contingent upon the closing of an initial public offering of the Company's Stock. The grant of such awards under the Plan shall in no way obligate the Company to consummate or consider a public offering of Stock, and the failure of the Company to close a public offering of Stock shall not entitle a participant granted such an award to any substitute award or other benefit, or to any damages.

    The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of section 422 of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of awards; except that no such amendment shall adversely affect the rights of any participant (without his or her consent) under any award previously granted.
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